EXHIBIT 10.27



                                                 April 25, 2006




Media & Entertainment Holdings, Inc.
4429 Edmondson Avenue
Dallas, Texas 75205


Ladenburg Thalmann & Co. Inc.
590 Madison Avenue, 34th Floor
New York, New York 10022


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                Re:            INITIAL PUBLIC OFFERING
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Gentlemen:

                The undersigned stockholder, officer and/or director of Media & Entertainment Holdings, Inc. ("Company"), in consideration of Ladenburg Thalmann & Co. Inc. ("Ladenburg") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

                1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares and IPO Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares, other than Insiders, officers and directors of the Company.

                2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor that is owed money by the Company for services rendered or products sold but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund (as defined in the Letter of Intent).

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Media & Entertainment Holdings, Inc.
Ladenburg Thalmann & Co. Inc.
April 25, 2006
Page 2


                3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

                4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Ladenburg that the business combination is fair to the Company's stockholders from a financial perspective.

                5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the Effective Date, Transmedia Corporation ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, $7,500 per month, to compensate it for certain administrative, technology and secretarial services, as well as the use of certain limited office space in Dallas, Texas that it will provide to the Company. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

                6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                7. The undersigned will escrow his Insider Shares for the period commencing on the Effective Date and ending one year from the consummation of a business combination, subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

                8. The undersigned agrees to be a Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and Ladenburg and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Ladenburg and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

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Media & Entertainment Holdings, Inc.
Ladenburg Thalmann & Co. Inc.
April 25, 2006
Page 3


                (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

                (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

                (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a Director of the Company.

                10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Ladenburg and its legal representatives or agents (including any investigative search firm retained by Ladenburg) any information they may have about the undersigned's background and finances ("Information"), purely for the purposes of the Company's IPO (and shall thereafter hold such information confidential). Neither Ladenburg nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers and directors who are stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

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Media & Entertainment Holdings, Inc.
Ladenburg Thalmann & Co. Inc.
April 25, 2006
Page 4


                12. The undersigned hereby waives his right to exercise conversion rights with respect to any Insider Shares and/or IPO Shares owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion with respect to such Insider Shares and/or IPO Shares in connection with any vote to approve a Business Combination (as is more fully described in the Company's Prospectus relating to its IPO).




                                                   /s/ William A. Roskin
                                                   ---------------------
                                                   William A. Roskin


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Media & Entertainment Holdings, Inc.
Ladenburg Thalmann & Co. Inc.
April 25, 2006
Page 5


                                    EXHIBIT A

WILLIAM A. ROSKIN has been a Director of our company since April 2006. Since September 2005, Mr. Roskin has served as a Senior Advisor to Viacom Inc., a diversified worldwide entertainment company. From November 2004 until September 2005, Mr. Roskin served as Executive Vice President, Human Resources and Administration of Viacom. Mr. Roskin joined Viacom in 1988 as Vice President of Human Resources and Administration and was promoted to Senior Vice President in 1992, a position he held until his November 2004 promotion. Before joining Viacom, Mr. Roskin was the Senior Vice President of Human Resources at Coleco Industries, Inc., a manufacturer and distributor of children's toys, from 1986 to 1988. Prior to that, Mr. Roskin spent ten years with Warner Communications Inc. (now known as Time Warner Inc.), a media and entertainment company, where he held several executive positions in labor relations, including Vice President of Industrial and Labor Relations. Since January 2005, Mr. Roskin has served on the board of directors of Ritz Interactive, Inc., an award winning, specialty online retailer and e-commerce provider that operates a network of websites offering high quality, branded lifestyle products.


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